UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Route 206 & Province Line Road, Princeton,
New Jersey 08543
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (609) 252-4621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY25	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange
Celgene Contingent Value Rights	CELG RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of the Company was held on May 6, 2025.
(b)	Shareholders voted on the matters set forth below.

Item 1. The shareholders elected each of the Company’s 11 nominees to serve as directors of the Company until the 2026 Annual Meeting based upon the following votes:

	For	Against	Abstain	Broker Non-Vote
Peter J. Arduini	1,514,455,481	24,103,012	2,929,909	241,575,246
Deepak L. Bhatt, M.D., M.P.H., M.B.A.	1,532,130,327	6,515,446	2,842,629	241,575,246
Christopher S. Boerner, Ph.D.	1,428,210,815	110,402,978	2,874,609	241,575,246
Julia A. Haller, M.D.	1,528,545,297	10,278,914	2,664,191	241,575,246
Manuel Hidalgo Medina, M.D., Ph.D.	1,528,499,927	10,124,822	2,863,653	241,575,246
Michael R. McMullen	1,533,441,518	5,010,614	3,036,270	241,575,246
Paula A. Price	1,521,414,163	17,093,785	2,980,454	241,575,246
Derica W. Rice	1,490,843,764	47,794,410	2,850,228	241,575,246
Theodore R. Samuels	1,515,155,910	23,349,581	2,982,911	241,575,246
Karen H. Vousden, Ph.D.	1,532,436,948	6,272,241	2,779,213	241,575,246
Phyllis R. Yale	1,532,047,920	6,606,486	2,833,996	241,575,246

Item 2. The management proposal on the advisory vote to approve the compensation of our named executive officers was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
1,443,673,104	92,005,419	5,809,879	241,575,246

Item 3. The appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for 2025 was ratified based upon the following votes:

For	Against	Abstain
1,720,056,974	59,373,345	3,633,329

Item 4. The shareholder proposal on Corporate Financial Sustainability was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
17,608,619	1,510,021,361	13,858,422	241,575,246

Item 5.  The shareholder proposal on a Request to Cease DEI Efforts was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
26,455,925	1,502,179,244	12,853,233	241,575,246

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: May 7, 2025	By:	/s/ Amy Fallone
	Name:	Amy Fallone
	Title:	Corporate Secretary